UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 17, 2012

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02	Unregistered Sales of Equity Securities.

On January 27, 2012, Skinny Nutritional Corp. (the “Company”) filed a Current Report on Form 8-K reporting that it had issued an aggregate of 65,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Initial Shares”), to Ironridge Global IV, Ltd. (“Ironridge”), in settlement of $1,255,231.64 in bona fide accounts payable of the Company (the “Accounts Payable”). As previously reported, the Initial Shares were issued pursuant to an Order for Approval of Stipulation for Settlement of Claims (the “Order”) between the Company and Ironridge, in settlement of the Accounts Payable which had been purchased by Ironridge from certain creditors. In addition, as previously reported, the Order provides that for every ten million shares of the Company’s Common Stock that trade during the a defined calculation period, or if at any time during such period a daily VWAP is below 80% of the closing price on the day before the issuance date, the Company will immediately issue additional shares (each, an “Additional Issuance”), subject to a 9.99% beneficial ownership limitation specified in the Order. Accordingly, pursuant to the adjustment mechanism specified in the Order, on April 17, 2012, the Company issued an additional 46,000,000 shares of Common Stock to Ironridge. The Additional Issuance was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions.

As previously reported, on January 9, 2012, the Company’s Board of Directors approved the accelerated vesting of an aggregate of 3,575,000 options previously granted by the Company under its 2009 Equity Incentive Compensation Plan, including an aggregate of 1,500,000 options held by each of the Company’s Chief Executive Officer and Chief Financial Officer. In addition, on such date the Company’s Board of Directors approved the issuance of a total of 2,860,000 restricted shares of common stock to certain employees, including the Company’s Chief Executive Officer and Chief Financial Officer, subject to the execution by the Company and the covered employees of agreements consenting to the cancellation of certain common stock purchase options in consideration of the receipt of such restricted shares of common stock. The total number of options covered by this arrangement is 3,575,000 employee stock options which were previously granted by the Company under its 2009 Equity Incentive Compensation Plan. The transaction was completed as of April 17, 2012, and as of such date, each of the Company’s Chief Executive Officer and its Chief Financial Officer received 1,200,000 restricted shares of common stock in consideration of the surrender of 1,500,000 options.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: April 19, 2012

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